Exhibit 10.1

股权质押协议

Equity Pledge Agreement

本股权质押协议(本协议)由下列各方于2021年[ ]月在中华人民共和国(“中华人民共和国”)签订：

This Equity Pledge Agreement (this “Agreement”) is entered into in [   ], the People’s Republic of China (the “PRC”) on [   ], 2021, by and among the following Parties:

Party A: Shareholders（股东，下称“出质人”）

身份证号码：

Identity Card No.:

(以上所列股东以下称为“出质人”，统称为“出质人”。)

(Shareholders listed above are hereinafter referred to individually as a “Pledgor” and collectively as the “Pledgors.”)

Party B: [WFOE] (the “Pledgee”) （质权人）

登记地址：

Registered address:

Party C: [ ] (the “Company”)（vie，以下称“公司”）

登记地址：

Registered address:

(在本协议中，上述各方在下文单独称为“一方”，统称为“缔约方”。)

(In this Agreement, the above parties are hereinafter referred to individually as a “Party” and collectively as the “Parties.”)

鉴于：

WHEREAS:

(1)公司的注册股东，法定持有公司 %股权(“公司股权”)。附件1列明了在本协议签署之日，每个出质人在公司注册资本中的出资金额和持股比例。

The Pledgors are the registered shareholders of the Company, legally holding 100% equity interest of the Company (the “Company Equity Interest”). Appendix 1 sets forth the capital contribution amount and the shareholding percentage of each Pledgor in the registered capital of the Company on the signing date of this Agreement.

(2)质权人是按照中华人民共和国法律成立并有效存在的外商独资公司。

The Pledgee is a wholly foreign-owned company incorporated and validly existing in accordance with laws of the PRC.

(3)公司是一家按中华人民共和国法律注册并有效存在的有限责任公司。

The Company is a limited liability company incorporated and validly existing in accordance with laws of the PRC.

(4)按照本协议缔约方于2021年[ ]月签订的“股权处分协议”的规定，经中华人民共和国法律许可，出质人可能将公司持有的全部或部分股权转让给质权人和(或)质权人根据质权人的请求指定的公司或个人。

In accordance with the provisions of the Exclusive Call Option Agreement entered into by and among the Parties to this Agreement on [ ], 2021, the Pledgors shall, to the extent permitted under PRC Law, transfer all or part of its equity interests held in the Company to the Pledgee and/or any other entities or individuals designated by the Pledgee based on the Pledgee’s request.

(5)根据本协议各方于2021年[ ]月签订的股东表决权委托协议(“委托协议”)的规定，出质人已全权委托质权人指定的个人行使作为公司股东的所有表决权。

In accordance with the provisions of the Shareholder Voting Proxy Agreement (the “Entrustment Agreement”) entered into by and among the Parties to this Agreement on [ ], 2021, the Pledgors entirely entrust the individual designated by the Pledgee to exercise all the voting rights the Pledgors have as the shareholders of the Company.

(6)根据公司与质权人于2021年[ ]月签订的咨询与服务协议，公司已专门聘请质权人为其提供相关咨询服务，并同意向质权人支付相应的咨询费。

In accordance with the Consultation and Service Agreement executed between the Company and the Pledgee on [    ], 2021, the Company has exclusively engaged the Pledgee to provide relevant consultation services for it and agreed to pay corresponding service fees to the Pledgee for such consultation services.

(7)作为出质人履行合同义务(下文所定义)和偿还担保债务(下文所定义)的担保，出质人愿意将每一质权人持有的公司权益全部质押给质权人，并授予质权人优先受偿权，公司同意这种质权安排。

As the Pledgors’ security for the performance of the Contractual Obligations (as defined below) and the repayment of the Secured Liabilities (as defined below) by the Pledgors, the Pledgors are willing to pledge all the Company Equity Interest held by each Pledgor to the Pledgee and grant the Pledgee the right to request for repayment on first priority, and the Company agrees to such equity interest pledge arrangement.

因此各方通过友好谈判，在平等互利原则的基础上商定如下：

NOW, THEREFORE, the Parties, through amicable negotiations and based on the principle of equality and mutual benefit, hereby agree as follows:

 第1条.定义

Article 1 Definitions

1.1除非在本协议中另有说明，以下术语应解释如下：

Unless otherwise indicated in context of this Agreement, the following terms shall be interpreted as follows.

“合同义务”是指根据股权处分协议、咨询与服务协议、委托协议、各方于2021年[ ]月签订的“业务合作协议”以及出质人和公司根据本协议承担的合同义务而产生的所有出质人或公司的合同义务。

“Contractual Obligations” means all the contractual obligations of the Pledgors and/or the Company under the Exclusive Call Option Agreement, the Consultation and Service Agreement, the Entrustment Agreement, the Business Operation Agreement executed by the Parties on [ ], 2021 and all the contractual obligations of the Pledgors and the Company under this Agreement.

“担保负债”是指质权人因出质人或公司发生的违约事件而遭受的所有直接和间接损失以及可预见的损失。确定这些损失数额的依据包括但不限于质权人合理的商业计划和利润预测，以及质权人为履行其合同义务而发生的所有费用。

“Secured Liabilities” means all the direct, indirect and consequential losses and loss of foreseeable profits suffered by the Pledgee due to any Event of Default (as defined below) on the part of the Pledgors and/or the Company. The basis for determining the amount of such losses includes but is not limited to the reasonable commercial plan and profit forecast of the Pledgee, and all the expenses incurred by the Pledgee to enforce the performance by the Pledgors and/or the Company of their Contractual Obligations.

“交易文件”是指股权处分协议、委托协议、业务合作协议、咨询与服务协议。

“Transaction Documents” means the Exclusive Call Option Agreement, the Entrustment Agreement, the Business Operation Agreement and the Consultation and Service Agreement.

“违约事件”：指出质人违反“股权处分协议”、“业务合作协议”、“委托协议”或本协议规定的合同义务，以及公司违反“股权处分协议”、“业务合作协议”、“委托协议”、“咨询与服务协议”或本协议规定的合同义务的行为。

“Event of Default”: means the Pledgors’ violation of any Contractual Obligations under the Exclusive Call Option Agreement, the Business Operation Agreement, the Entrustment Agreement and/or this Agreement, and the Company’s violation of any Contractual Obligations under the Exclusive Call Option Agreement, the Business Operation Agreement, the Entrustment Agreement, the Consultation and Service Agreement and/or this Agreement.

“质押股权”是指根据本协议，依法拥有并质押给质权人的所有公司权益，作为出质人和质权人履行各自具体质押股权的合同义务的担保(见附件1)，以及本协议第2.6条和第2.7条规定的增加的出资额和红利。

“Pledged Equity Interest” means all of the Company Equity Interest lawfully owned by the Pledgors and to be pledged to the Pledgee in accordance with this Agreement as security for the performance of the Contractual Obligations by the Pledgors and the Company (see Appendix 1) for the specific Pledged Equity Interest of each Pledgor, and the increased capital contribution amount and dividend as provided in Article 2.6 and Article 2.7 of this Agreement.

“中华人民共和国”是指中华人民共和国，仅为本协议目的，香港特别行政区、澳门特别行政区和台湾除外。

“PRC” means the People’s Republic of China, for the purpose of this Agreement only, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan.

“中华人民共和国法律”是指中华人民共和国当时有效的法律、行政法规、行政法规、地方性法规、司法解释和其他具有约束力的规范性文件。

“PRC Law” means the then-effective laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the PRC.

1.2.在本协议中对中华人民共和国法律的提及均应视为(1)包括对中华人民共和国法律的修正、修改、补充和重述，不论其是否在本协议执行之前或之后生效，(2)包括对依照本协议颁布或因此而生效的其他决定、通知和条例的提及。

Any reference to any PRC Law in this Agreement shall be deemed (1) to include references to the amendments, changes, supplements and restatement of such PRC Law, irrespective of whether they take effect before or after the execution of this Agreement, and (2) to include the references to other decisions, notices and regulations enacted in accordance therewith or effective as a result thereof.

1.3除非在本协议的上下文中另有规定，否则对本协议中某一条款、项目或段落的提及均应仅指本协议的相应部分。

Unless otherwise specified in the context herein, any reference to an Article, clause, item or paragraph in this Agreement shall refer only to the corresponding part of this Agreement.

第2条股权质押

Article 2 Pledge of Equity Interest

2.1出质人同意将其合法拥有并有权处置的质押股权作为履行合同义务和履行担保债务的担保。根据本协议的规定，公司同意出质人将质押股权进行质押。在本协议执行之日，出质人将向质权人集体质押其权益，质押股权占公司注册资本的100%。

The Pledgors hereby agree to pledge the Pledged Equity Interest, which they lawfully own and are entitled to dispose of, to the Pledgee in accordance with the provisions of this Agreement as the security for the performance of the Contractual Obligations and the discharge of the Secured Liabilities, if any. The Company hereby agrees to the Pledgors’ pledge of the Pledged Equity Interest to the Pledgee in accordance with the provisions of this Agreement. Specifically, on the date of execution of this Agreement, the Pledgors pledge their equity collectively accounting for 100% of the Company’s registered capital to the Pledgee.

 2.2出质人承诺在本协议执行之日立即在公司股东登记册上登记本协议规定的股权质押，公司将与出质人共同完成本条规定的工商主管部门的登记工作。股权质押自协议方在工商登记机关登记之日起正式生效。出质人应当以质权人同意的形式在股东名册上向质权人提供股权质押登记凭证，并在质权人登记完毕后，按照质权人的要求，以质权人同意的形式向质权人提供工商行政管理部门出具的质押证书。

The Pledgors undertake to be responsible for registering the equity interest pledge arrangement (the “Equity Pledge”) under this Agreement on the Company’s register of shareholders immediately upon the execution date of this Agreement. The Company undertakes that it will do its best to cooperate with the Pledgors to complete the registration with authorities of industry and commerce under this Article. The equity pledge under this Agreement shall be established on the date when the pledge is registered with the registration authorities of industry and commerce where the Company registers. The Pledgors shall provide the Pledgee with evidence of the registration of the Equity Pledge on the register of shareholders in a form satisfactory to the Pledgee and shall, after the registration of the Equity Pledge is completed and as required by the Pledgee, provide the Pledgee with the pledge certificates issued by the administration of industry and commerce in form to the satisfaction of the Pledgee.

2.3在本协议有效期内，除非质权人在履行本协议或与本协议有关的交易方面存在故意或重大过失，否则质权人不得对质押股权的减值承担责任，且出质人无权向质权人提出索赔。

During the valid term of this Agreement, unless directly attributable to the Pledgee’s willful misconduct or the Pledgee’s gross negligence in relation to the performance of this Agreement and/or the transactions related hereto, the Pledgee shall in no way be held liable for any reduction in the value of the Pledged Equity Interest, and the Pledgors shall have no right to claim any compensation against the Pledgee.

2.4在不违反上文第2.3条规定的情况下，质权人可随时代出质人拍卖或出售质押股权，并可与抵押人达成协议，利用拍卖或出售所得收益预付担保债务，或将这些收益存入质权人所在地公证处(所有费用由质权人负担)。此外，根据质权人的要求，出质人应当为担保债务提供其他财产的附加担保权益。

Without breaching the provisions of Article 2.3 above, if there is any probability that the value of the Pledged Equity Interest will notably reduce in such a way as to jeopardize the rights of the Pledgee, the Pledgee may at any time auction or sell the Pledged Equity Interest on behalf of the Pledgors, and may reach agreement with the Pledgors to use the proceeds from such auction or sales to prepay the Secured Liabilities or to deposit such proceeds with the notary office in the place where the Pledgee is domiciled (all expenses so incurred shall be borne by the Pledgee). Further, if requested by the Pledgee, the Pledgors shall offer additional security interest over other property for the Secured Liabilities.

2.5违约事件发生时，质权人有权按照本协议第4条的规定处置质押股权。

Upon the occurrence of any Event of Default, the Pledgee has the right to dispose of the Pledged Equity Interest in accordance with Article 4 of this Agreement.

2.6未经质权人同意，出质人不得增加公司注册资本。因公司增资而增加的公司注册资本中的出资额，应作为质押股权的一部分视为已作出质押。

The Pledgors shall not increase the registered capital of the Company without the Pledgee’s prior consent. The increased capital contribution amount of the Pledgors in the registered capital of the Company as a result of such capital increase of the Company shall be a part of the Pledged Equity Interest.

 2.7未经质权人书面同意，公司不得将质押股权分红或资本红利分配给出质人。质权人同意质押期间，质权人有权从质押股权中收取股息或资本红利。公司应将上述金额存入质权人指定的银行账户。

No dividend or capital bonus on the Pledged Equity Interest shall be distributed to the Pledgors without the Pledgee’s prior written consent. The Pledgors agree that during the term of pledge, the Pledgee has the right to collect any dividend or capital bonus out of the Pledged Equity Interest. The Company shall pay such amount into the bank account designated by the Pledgee.

第3条 解除质押

Article 3 Release of Pledge

3.1质权人在出质人和公司完全履行了所有合同义务并履行了所有担保债务后，应解除本协议规定的股权质押，并与出质人办理解除股权质押登记和相关解质押手续，解质押手续的相关费用由质权人承担。

 After the Pledgors and the Company have fully and completely performed all of the Contractual Obligations and discharged all of the Secured Liabilities, the Pledgee shall, upon the Pledgors’ request, release the Equity Pledge under this Agreement and cooperate with the Pledgors to go through the formalities to cancel the registration of the Equity Pledge on the Company’s register of shareholders and with the administration of industry and commerce in charge of the Company. The reasonable fees incurred in connection with such release shall be borne by the Pledgee.

第4条 质押股权的处置

Article 4 Disposal of Pledged Equity Interest

4.1 各方同意，若发生违约事件，质权人有权行使质权，包括但不限于股权拍卖或出售后的优先受偿权。质权人对其合理行使上述权利和权力所造成的损失不负责任。

The Parties agree that if any Event of Default occurs, the Pledgee has the right to exercise, upon giving a written notice to the Pledgors, all of the remedial rights and powers that it is entitled to under PRC Law, the Transaction Documents and the provisions of this Agreement, including but not limited to being compensated in first priority with proceeds from auctions or sales of the Pledged Equity Interest. The Pledgee shall not be liable for any loss caused by its reasonable exercise of such rights and powers.

 4.2质权人有权以书面形式委托其法律顾问或其他代理人行使其全部或部分上述权利和权力，出质人和公司均无权反对。

The Pledgee has the right to delegate in writing to its legal counsels or other agents to exercise all or any part of its rights and powers above, and neither the Pledgors nor the Company may oppose such actions.

4.3.质权人有权从行使上述权利和权力所得的收益中扣除行使上述全部或部分权利和权力而实际产生的合理费用。

The Pledgee has the right to deduct the reasonable expenses actually incurred from its exercise of all or any part of its rights and powers set forth above from the proceeds gained from its exercise of such rights and powers.

4.4质权人行使权利和权力所得的收益，应当按下列优先顺序结算：

The proceeds gained from the Pledgee’s exercise of its rights and powers shall be settled in the following order of priority:

(a)因处置质押股权和质权人行使其权利或权力而产生的所有费用

pay all expenses arising out of the disposal of the Pledged Equity Interest and the Pledgee’s exercise of its rights and powers (including the remuneration paid to its legal counsels and agents);

(b)与处置质押股权有关而缴付的所有应缴税款及费用；及

pay all taxes and charges payable owed in relation to the disposal of the Pledged Equity Interest; and

(c)向质权人偿还担保债务。

repay the Secured Liabilities to the Pledgee.

出质人支付上述数额后仍有余额的，应当按照有关法律、法规将余款返还出质人或者其他有权取得余额的人，或者将余额存入质权人住所所在地的公证处(一切费用由质权人承担)。

If there is any balance remaining after the payment of the above amounts, the Pledgee shall return the balance to the Pledgors or any other person entitled to such amount pursuant to relevant laws and regulations, or deposit such amount with the notary office in the place where the Pledgee is domiciled (all expenses so incurred shall be borne by the Pledgee).

4.5.质权人有权酌情同时或单独行使其在违约情况下有权要求的补救办法。质权人有权优先根据本协议行使拍卖或者出售质押股权的权利，同时行使在违约情况下可以获得的其他补救办法。

The Pledgee has the discretion to, simultaneously or separately, exercise any remedies it may be entitled to in relation to any Event of Default. The Pledgee may exercise its rights to auction or sell the Pledged Equity Interest under this Agreement without first exercising any other remedy that may be available in an event of default.

第5条费用及开支

Article 5 Costs and Expenses

5.1本协议执行中所产生所有实际费用，包括但不限于印花税、其他税收和所有费用，均应由各方各自按规定承担。

All actual expenses related to the creation of the Equity Pledge under this Agreement, including but not limited to, stamp duty, any other taxes, and all legal fees shall be assumed as incurred by each respective Party.

 第6条连续性及不放弃

Article 6 Continuity and No Waiver

6.1根据本协议订立的股权质押是一项持续担保，在合同义务得到充分履行或担保债务完全解除之前，该担保持续有效。质权人给予的违约事件的放弃追责或延迟履行宽限期，以及质权人延迟履行在交易文件和本协议下的权利，均不影响质权人根据本协议、交易文件或相关法律随时执行质权人的相关权利。

The Equity Pledge created under this Agreement is a continuing assurance, which shall be valid until the Contractual Obligations are fully performed or the Secured Liabilities are fully discharged. Neither waiver or grace period of any event of default of the Pledgors given by the Pledgee, nor the Pledgee’s late exercise of any of its rights under the Transaction Documents and this Agreement, shall affect the rights of the Pledgee pursuant to this Agreement, the Transaction Documents or the relevant PRC Law as it may require at any time thereafter the Pledgors’ strict implementation of the Transaction Documents and this Agreement, or the rights the Pledgee is entitled to with respect to the Pledgors’ subsequent breach of the Transaction Documents and/or this Agreement.

第七条 委托人的陈述和保证

Article 7 Pledgors’ Representations and Warranties

兹代表出质人，向质权人保证如下：

The Pledgors hereby severally and jointly represent and warrant to the Pledgee as follows:

7.1.每一位出质人都是具有完全民事行为能力的中华人民共和国公民，具有执行本协议内容和承担本协议法律义务的完全民事行为能力。

Each of the Pledgors is a PRC citizen with full legal capacity, having full civil rights and powers to execute this Agreement and assume the legal obligations in accordance with this Agreement.

7.2本协议生效前，出质人向质权人提供的与公司所有报告、文件和信息，以及本协议所要求的所有事项，都是真实和准确的。

All the reports, documents and information related to the Pledgors and all the matters required under this Agreement that the Pledgors provided to the Pledgee prior to the effectiveness of this Agreement are true and accurate in all material respects as of the effectiveness of this Agreement.

7.3本协议生效后，公司报告、文件和信息，以及出质人向质权人提供的所有事项，在所有实质性方面均为真实和有效。

All the reports, documents and information related to the Pledgors and all the matters required under this Agreement to be provided by the Pledgors to the Pledgee after the effectiveness of this Agreement will be true and valid in all material aspects at the time when they are provided.

7.4.在本协议生效后，每一位出质人都是质押股权的唯一合法所有人。在质押股权的所有权方面没有争议纠纷。出质人有权处置其质押股权。

Upon the effectiveness of this Agreement, each of the Pledgors is the sole legal owner of the Pledged Equity Interest. There are no pending disputes whatsoever concerning the ownership of the Pledged Equity Interest. The Pledgors are entitled to dispose of the Pledged Equity Interest or any part thereof.

7.5除本协议规定的质押股权和交易文件规定的权利外，无其他抵押权或第三人享有对质押股权的权利。

Except the encumbrance set on the Pledged Equity Interest under this Agreement and the rights created under the Transaction Documents, there are no other encumbrance or third party rights over the Pledged Equity Interest.

7.6质押人享有按照本协议规定将质押股权质押给质权人的全部权利和权力。

The Pledged Equity Interest can be legally pledged and transferred, and the Pledgors have full rights and powers to pledge the Pledged Equity Interest to the Pledgee in accordance with the provisions of this Agreement.

7.7本协议经出质人正式签署后，即构成出质人在本协议签署后的合法、有效和有约束力的义务。

This Agreement, upon due execution by the Pledgors, constitutes the lawful, valid and binding obligations of the Pledgors after the signing of this Agreement.

7.8第三方的批准、许可、放弃和授权，或政府批准、许可和豁免，或与本协议和本协议下的执行和履行有关的登记备案手续(如果法律要求的话)，均已取得或完成(但须遵守第2.2条)，并将在本协议约定期限内生效。

Any approvals, permits, waivers and authorizations by any third party, or any required governmental approvals, permits and waivers or any registration or filing formalities with any government authorities (if legally required), which are required with respect to the execution and performance of this Agreement and the Equity Pledge under this Agreement, have been obtained or completed (subject to Article 2.2), and will be fully effective during the term of this Agreement.

7.9.每一位出质人的履行本协议义务均不违反法律、法院裁决、仲裁裁决或行政当局的决定。

Each Pledgor’s execution and performance of this Agreement does not violate or conflict with any laws applicable thereto, any agreement to which it is a party or by which its assets are bound, or any court adjudication, any arbitration award or any decision of administrative authorities.

7.10本协议下的质押是对质押股权的第一顺位优先抵押权。

The pledge under this Agreement constitutes a first priority encumbrance over the Pledged Equity Interest.

7.11为取得质押股权而应缴的所有税款和费用均已由出质人全额支付。

All taxes and expenses payable for obtaining the Pledged Equity Interest have been paid by the Pledgors in full.

7.12法院或仲裁庭对出质人或其财产或质押股权没有待决诉讼，出质人不存在对履行本协议规定的债务和担保债务的能力具有重大影响的判决、仲裁等法律事由。

There is no pending or, to the knowledge of the Pledgors, threatened litigation, legal process or demand by any court or any arbitral tribunal against the Pledgors, or their property, or the Pledged Equity Interest, nor is there any pending or, to the knowledge of the Pledgors, threatened litigation, legal process or demand by any government authority or any administration authority against the Pledgors, or their property, or the Pledged Equity Interest, which is of material or detrimental effect on the economic status of the Pledgors or their capability to perform the obligations hereunder and the Secured Liabilities.

7.13出质人向质权人保证，上述陈述和保证均为真实、准确的，在情况下以及在合同义务全部履行或担保债务全部清偿之前，均将得到充分遵守。

The Pledgors hereby undertake to the Pledgee that the above representations and warranties will all be true and accurate and be fully complied with under any circumstance and at all times before the Contractual Obligations are due to be performed in full or the Secured Liabilities are discharged in full.

7.14如果公司必须按照适用法律的强制性规定解散或清算，则在公司法定解散或清算结束后依法分配给出质人的权益，应在不违反中华人民共和国法律的情况下，支付或分配给质权人或质权人指定的单位/个人。

If the Company is required to be dissolved or liquidated as per compulsory provisions of applicable laws, any interest distributed to the Pledgors according to law upon completion of legal dissolution or liquidation of the Company shall be presented to the Pledgee or the entity/individual designated by the Pledgee to the extent not in violation of the PRC Law.

第八条 公司的陈述和保证

Article 8 Company’s Representations and Warranties

公司对质权人的陈述和担保如下：

The Company represents and warrants to the Pledgee as follows:

8.1公司是根据中华人民共和国法律正式登记并合法存在的具有独立法人资格的有限责任公司，可成为诉讼的独立当事方。

The Company is a limited liability company duly registered and lawfully existing under the laws of the PRC with independent legal person status, and can be an independent party to a lawsuit.

8.2本协议生效前，公司向质权人提供的与质押股权有关的所有报告、文件和信息以及本协议所要求的所有事项均为真实有效。

All the reports, documents and information related to the Pledged Equity Interest and all the matters required under this Agreement which the Company provided to the Pledgee prior to the effectiveness of this Agreement are true and accurate in all material respects as of the effectiveness of this Agreement.

8.3与质押股权有关的所有报告、文件和信息，以及本协议要求公司在本协议生效后向质权人提供的所有事项均为真实有效。

All the reports, documents and information related to the Pledged Equity Interest and all the matters required under this Agreement to be provided by the Company to the Pledgee after the effectiveness of this Agreement will be true and valid in all material aspects at the time when they are provided.

8.4本协议对公司具有合法、有效的约束力。

This Agreement, upon due execution by the Company, constitutes the lawful, valid and binding obligations of the Company.

8.5公司有执行和送达与本协议有关的所有文件的权力和授权。

The Company has full internal corporate power and authorization to execute and deliver this Agreement and all other documents related to the transaction contemplated in this Agreement and to be executed by it. It has full power and authorization to complete the transaction contemplated in this Agreement.

8.6法院或仲裁庭对公司或其财产、质押股权均无未决诉讼，且不存在对公司的经济状况或其履行本合同义务和担保责任有重大或不利影响的潜在诉讼。

There is no pending or, to the knowledge of the Company, threatened litigation, legal process or demand by any court or any arbitral tribunal against the Company, or its property, or the Pledged Equity Interest, nor is there any pending or, to the knowledge of the Company, threatened litigation, legal process or demand by any government authority or any administration authority against the Company, or its property, or the Pledged Equity Interest, which is of material or detrimental effect on the economic status of the Company or its capability to perform the obligations hereunder and the Secured Liabilities.

8.7本公司同意对出质人根据本协议第7.4条、第7.5条、第7.6条、第7.8条和第7.10条对质权人的陈述和担保承担连带责任。

The Company hereby agrees to assume the joint and several liability to the Pledgee with respect to the representations and warranties made by the Pledgors under Article 7.4, Article 7.5, Article 7.6, Article 7.8 and Article 7.10 of this Agreement.

8.8本公司向质权人承诺，上述陈述和保证都是真实和准确的，都将得到充分遵守，直至合同义务全部履行完毕为止。

The Company hereby undertakes to the Pledgee that the above representations and warranties will all be true and accurate and be fully complied with under any and all circumstances and at any time up until the Contractual Obligations are performed in full and the Secured Liabilities are discharged in full.

8.9如果公司根据中华人民共和国法律的强制性规定需要解散或清算，则公司资产应按照当时有效的中华人民共和国法律规定的最低价格出售给出质人或出质人指定的公司/个人。

If the Company is required to be dissolved or liquidated as per compulsory provisions of the PRC Law, the Company assets shall be sold to the Pledgors or qualified entities/individuals designated by the Pledgors at the lowest price permitted by the then-effective PRC Law in accordance with the PRC Law.

第9条 出质人承诺

Article 9 Pledgors’ Undertakings

兹分别并共同向质权人承诺：

The Pledgors hereby severally and jointly undertake to the Pledgee as follows:

9.1未经质权人事先书面同意，出质人不得在质押股权上设定或允许设定任何新质押或任何其他担保权益。未经质权人事先书面同意，在全部或部分质押股权上设定的任何质押或其他担保权益无效。

Without the prior written consent of the Pledgee, the Pledgors shall not create, or allow to be created, any new pledge or any other security interest over the Pledged Equity Interest. Any pledge or other security interest created over all or any part of the Pledged Equity Interest without the prior written consent of the Pledgee shall be invalid.

9.2未经事先书面通知和质权人书面同意，出质人不得转让质押股权，出质人转让质押股权的行为无效。出质人转让质押股权取得的收益，应当首先用于向质权人清偿担保债务或者按照与质权人的约定存入第三人处。

Without the prior written notice to and the prior written consent of the Pledgee, the Pledgors shall not transfer the Pledged Equity Interest and all activities of the Pledgors to transfer the Pledged Equity Interest shall be invalid. The proceeds obtained from the Pledgors’ transfer of the Pledged Equity Interest shall be used first to prepay the Secured Liabilities to the Pledgee or to be deposited with a third party as agreed with the Pledgee.

9.3如果发生可能对交易文件和本协议项下出质人或质权人的利益或质押股权产生不利影响的诉讼、仲裁或其他索赔，出质人承诺尽快、及时以书面形式通知质权人根据质权人的合理要求，采取一切必要措施，确保质权人对质押股权的所有权利、所有权和权益得到保证和维护。

In the event of the occurrence of any lawsuit, arbitration or other claim which may have an adverse effect on the interests of the Pledgors or the Pledgee under the Transaction Documents and this Agreement or on the Pledged Equity Interest, the Pledgors undertake to notify the Pledgee in writing as soon as possible and in a timely manner, and, as reasonably required by the Pledgee, to take all necessary measures to ensure that the Pledgee secures and maintains all rights, title and interest to the Pledged Equity Interest.

9.4. 出质人承诺在公司营业期限届满前三个月办理公司营业期限延长登记手续，使本协议继续有效。

The Pledgors undertake to complete the registration formalities to extend the business term of the Company three months before the expiration of the business term of the Company so as to continue the effect of this Agreement.

9.5出质人不得采取或允许采取可能对交易文件和本协议项下的出质人利益或质押股权产生不利影响的活动或行动。出质人在质权人实现质权时，必须放弃优先购买质权。

The Pledgors shall not take, or allow to be taken, any activity or action which may have an adverse effect on the Pledgee’s interest under the Transaction Documents and this Agreement or on the Pledged Equity Interest. The Pledgors waive the right of first refusal to purchase the Pledged Equity Interest when the Pledgee realizes its pledge rights.

9.6出质人在签订本协议后，应尽最大努力，采取一切必要措施，尽快将本协议项下的股权质押登记给有关工商行政管理部门，出质人承诺，在出质人合理要求的情况下，采取一切必要措施，执行必要文件（包括但不限于本协议的补充协议），以确保行使和实现质押股权的所有权和权益的转让。

The Pledgors shall, after signing this Agreement, use their best efforts and take all necessary measures to register the Equity Pledge under this Agreement with the relevant administration of industry and commerce as soon as possible, and the Pledgors undertake to, as reasonably required by the Pledgee, take all necessary measures and execute all necessary documents (including but not limited to any agreement supplemental to this Agreement) to ensure the exercise and realization of the transfer of all rights, title and interest to the Pledged Equity Interest.

9.7行使股权的质押权时，出质人应当承诺采取一切措施完成股权转让。

When the right of pledge of the Pledged Equity Interest is exercised under this Agreement, the Pledgors shall undertake to take all measures to complete such transfer.

9.8为行使本协议规定的质权而召开的公司股东大会和董事会会议的召集过程、表决方法和决议，不得与法律、行政法规或公司章程相抵触。

The Pledgors shall ensure that the convening process, voting methods and resolutions of the shareholders meetings and board meetings of the Company convened for the purpose of the exercise of the right of pledge under this Agreement shall not be in conflict with the laws, administrative regulations or the articles of association of the Company.

第10条 公司承诺

Article 10 Company’s Undertakings

10.1第三方批准、许可、弃权或授权，或政府批准、许可或弃权，或为执行和履行本协议及本协议项下的股权质押，需要向政府机构（如法律要求）办理或完成登记或备案手续的，公司应尽力协助各方在有效期内取得上述手续并保持其在本协议期限内合法有效。

If any third party approval, permit, waiver or authorization, or any required governmental approval, permit or waiver, or any registration or filing formalities with any government authorities (if legally required) is required to be obtained or completed for the execution and performance of this Agreement and for the Equity Pledge under this Agreement, the Company shall endeavor to assist the Parties in obtaining it and keeping it fully effective during the valid term of this Agreement.

10.2未经质权人书面同意，公司不得在质押股权上设立或允许设立新抵押或其他权利负担。

Without the prior written consent of the Pledgee, the Company shall not cooperate to establish or permit to establish any new pledge or any other encumbrance on the Pledged Equity Interest.

10.3未经质权人书面同意，公司不得转让或允许转让质押股权。

Without the prior written consent of the Pledgee, the Company shall not cooperate to transfer or permit to transfer the Pledged Equity Interest.

10.4对公司、质押股权或质权人权益可能产生不利影响的诉讼、仲裁或其他索赔发生时，公司承诺尽快、及时以书面通知质权人，并采取一切必要措施，确保质权人对质押股权的质押利益。

In the event of the occurrence of any lawsuit, arbitration or other claim which may have an adverse effect on the Company, the Pledged Equity Interest or the Pledgee’s interest under the Transaction Documents and this Agreement, the Company undertakes to notify the Pledgee in writing as soon as possible and in a timely manner, and, as reasonably required by the Pledgee, to take all necessary measures to ensure the pledge interest of the Pledgee over the Pledged Equity Interest.

10.5公司承诺在营业期限届满前三个月办理延长营业期限的登记手续，使本协议继续有效。

The Company undertakes to complete the registration formalities to extend its business term three months before the expiration of its business term so as to continue the effect of this Agreement.

10.6公司不得采取或允许采取可能对交易文件和本协议规定的质权人权益或对质押股权产生不利影响的活动或行动，包括但不限于第9条限制的活动或行动。

The Company shall not take, or allow to be taken, any activity or action which may have an adverse effect on the Pledgee’s interest under the Transaction Documents and this Agreement or on the Pledged Equity Interest, including but not limited to any activity or action restricted under Article 9.

10.7公司应在每个日历季度的第一个月向质权人提供公司前一个日历季度的财务报表，包括但不限于资产负债表、损益表和现金流量表。

The Company shall, in the first month of each calendar quarter, provide the Pledgee with the financial statements of the Company for the immediately preceding calendar quarter, including but not limited to the balance sheet, the profit and loss statements and the cash flow statements.

10.8本公司承诺，根据质权人的合理要求，采取一切必要措施，执行一切必要的文件(包括但不限于本协议的补充协议)，以确保质权人行使和实现质权。

The Company undertakes to, as reasonably required by the Pledgee, take all necessary measures and execute all necessary documents (including but not limited to any agreement supplemental to this Agreement) to ensure the exercise and realization of the transfer of the Pledged Equity Interest to the Pledgee.

10.9在行使本协议规定的质权而导致质押股权转让时，公司承诺采取一切措施确保转让完成。

At such time as the exercise of the right of pledge under this Agreement results in the transfer of any Pledged Equity Interest, the Company undertakes to take all measures to ensure completion of such transfer.

第11条 情势变更

Article 11 Change of Circumstances

11.1作为对交易文件或本协议其他条款的补充，如果由于中国法律、法规或规则的颁布或变更，或此类法律、法规或规则的解释或应用的变更，或者变更相关登记手续，使得出质人和本公司处分质押股权是违法的或与该等法律、法规和规章相抵触的，应根据质权人的书面指示和质权人的合理要求，迅速采取行/或签署协议，以便：

As a supplement to and not with the intent of conflicting with the Transaction Documents or other provisions of this Agreement, if at any time, due to the promulgation of or change in any PRC Law, regulations or rules , or the change in interpretation or application of such laws, regulations or rules, or the change of relevant registration procedures, the Pledgee believes that it is illegal or in conflict with such laws, regulations and rules to keep this Agreement effective, to keep the right of pledge under this Agreement effective and/or to dispose of the Pledged Equity Interest in accordance with this Agreement, the Pledgors and the Company shall promptly take any and all actions and/or execute any agreements or other documents upon written instruction by the Pledgee and as reasonably required by the Pledgee, so as to:

(a)将本协议与本协议项下的质权保持合法有效；

keep this Agreement and the right of pledge under this Agreement effective;

(b)处置质押股权；和(或)

facilitate the disposal of the Pledged Equity Interest in accordance with this Agreement; and/or

(c) 保留或实现本协议设定的担保。

keep or realize the security created or intended by this Agreement.

第12条 效力、终止和期限

Article 12 Effectiveness, Termination and Term of this Agreement

12.1本协议经各方签署之日起生效。

This Agreement shall come into effect upon execution by each of the Parties on the date first written above.

12.2本协议的条款应在出质人充分履行合同义务或完全清偿担保债务后终止。

The term of this Agreement shall end upon the full performance of the Contractual Obligations or the full discharge of the Secured Liabilities.

第13条 通知

Article 13 Notices

13.1本协议所要求或根据本协议作出的通知、请求、要求和其他通信，均应以书面形式发出，并以传真、电报、电传、电子邮件、挂号邮件(已付邮资)或特快专递的方式送交下列地址。

Any notice, request, demand and other correspondence required by this Agreement or made in accordance with this Agreement shall be made in written form and delivered to the following address in person, by fax, telegram, telex, email, registered mail (postage paid) or express mail.

致出质人：

To the Pledgors:

地址：

Address:

邮箱：

Email:

致质权人：

To the Pledgee:

地址：

Address:

邮箱：

Email:

致公司：

To the Company:

地址：

Address:

邮箱：

Email:

13.2此类通知或其他信函如以传真、电报、电传或电子邮件传送，则应视为在发送时立即送达；如亲自递送，则应视为在递送时送达；如以挂号邮件或特快专递递送，则应视为在邮寄后三天送达。

If any such notice or other correspondence is transmitted by fax, telegram, telex or email, it shall be treated as delivered immediately upon transmission; if delivered in person, it shall be treated as delivered at the time of delivery; if delivered by registered mail or express mail, it shall be treated as delivered three (3) days after posting.

第14条 其他

Article 14 Miscellaneous

14.1本协议以英文写成，并翻译成中文。如果两个版本之间有差异，应以英文本为准。本协议由[ ]( )正本制作，协议各方保留一(1)份副本。一(1)份正本用于向本公司主管工商行政管理部门办理股权质押登记手续。

This Agreement is written in English and translated into Chinese. In the event of any discrepancy between the two versions, the English version shall prevail. This Agreement is made with [ ]( ) original copies, with one (1) original to be retained by each Party hereto. One (1) original is to be used for the application to the local Administration of Industry and Commerce in charge of the Company for registration of the Equity Pledge under this Agreement.

14.2本协议的执行、生效、履行、修订、解释和终止，以及本协议发生的争端解决，均应适用中华人民共和国的法律。

The execution, validity, performance, revision, interpretation and termination of this Agreement and the resolution of any dispute arising from this Agreement shall be governed in accordance with the laws of the PRC.

14.3如果因履行本协议发生争议，各方应真诚地寻求通过谈判解决此类争议。如果协商不成，任何一方均可将争议提交中国国际经济贸易仲裁委员会（CIETAC），并根据申请仲裁时生效的CIETAC仲裁规则在北京进行仲裁，仲裁语言为中文。仲裁裁决是终局的，对各方都有约束力。

Should any dispute arise in connection with construction or performance of any provision under this Agreement, the Parties shall seek in good faith to resolve such dispute through negotiations. If the negotiations fail, any of the Parties may submit the dispute to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in Beijing in accordance with CIETAC’s arbitration rules then in effect at the time of applying for arbitration, and the language of arbitration shall be in Chinese. The arbitration award shall be final and binding on each of the Parties.

14.4本协议条款授予一方的权利、权力或补救措施均不得妨碍该方在法律上和本协议其他条款下享有的其他权利、权力或补救措施。此外，一方行使其权利、权力和补救措施，不排除该方行使其其他权利、权力和补救措施。

None of the rights, powers or remedies granted to any Party by any provision herein shall preclude any other rights, powers or remedies available to such Party at law and under the other provisions of this Agreement. In addition, a Party’s exercise of any of its rights, powers and remedies shall not exclude such Party from exercising any of its other rights, powers and remedies.

14.5一方未能或延迟行使其在本协议项下或法律上可获得的权利、权力和补救措施（“该等权利”）均不得导致其放弃行使该等权利，对该等权利的单一或部分的放弃也不得排除该方以其他方式行使该等权利和行使该方的其他权利。

No failure or delay by a Party in exercising any rights, powers and remedies available to it hereunder or at law (“Such Rights”) shall result in a waiver thereof, nor shall the waiver of any single or part of Such Rights shall exclude such Party from exercising Such Rights in any other way and exercising other rights of such Party.

14.6本协议中的每一条款都是可分割的并独立于其他条款。如果本协议中的条款因违反法律或政府法规或其他原因而全部或部分无效或不可执行，则该条款中受影响的部分应视为删除，但该条款中受影响部分的删除不影响该条款其余部分或本协议其他条款的法律效力。各方应通过协商订立新的条款，以取代这些无效或不可执行的条款。

Each term contained herein shall be severable and independent from each of the other terms. In case any term herein becomes all or partly invalid or unenforceable due to violation of law or governmental regulations or other reasons, the affected part of such term shall be considered to have been removed, provided that the removal of the affected part of such term shall not affect the legal effect of the remaining part of such term or other terms herein. The Parties shall conclude new terms through consultations to replace such invalid or unenforceable terms.

14.7本协议中的标题仅为便于参考，不影响对本协议条款的解释。

The headings in this Agreement are written for ease of reference only and in no event shall they affect the interpretation of any terms of this Agreement.

14.8对本协议的变更或补充均应以书面形式作出。除质权人根据第14.1条转让其在本协议项下的权利外，本协议的修改或补充只有在本协议各方同意时才能生效。如果本协议的变更或补充在法律上需要政府当局的批准和(或)登记或存档，各方应获得批准和/或依法完成登记或存档。

Any amendments or supplements to this Agreement shall be made in writing. Except for any assignment by the Pledgee of its rights hereunder according to Article 14.1, the amendments or supplements to this Agreement shall take effect only upon the due execution by the Parties to this Agreement. If any amendments or supplements to this Agreement legally require any approval of and/or any registration or filing with any government authority, the Parties shall obtain such approval and/or complete such registration or filing in accordance with law.

14.9本协议未涵盖的事项应由各方协商另行确定。

Matters not covered in this Agreement shall be determined by the Parties separately through consultation.

14.10本协议构成各方就合作项目标的达成的所有协议，并取代各方先前或同时就合作项目标的达成的口头和书面协议、谅解和通信。除非本协议另有明确规定，否则各方之间不存在其他明确或隐含的义务或约定

This Agreement constitutes all agreements reached by the Parties on the subject matter of the cooperation project, and supersedes any previous or concurrent oral and written agreement, understanding and correspondence relevant to the subject matter of the cooperation project between the Parties. Unless specifically provided herein, there is no other explicit or implicit obligation or covenant between the Parties.

14.11未经质权人事先书面同意，出质人或公司不得将其在本协议项下的权利和/或义务转让给第三方。在不违反中华人民共和国法律的情况下，出质人可在书面通知出质人和公司后，将其在本协议项下的权利和/或义务转让给其指定的第三方。

The Pledgors or the Company shall not transfer any of its rights and/or obligations under this Agreement to any third party without prior written consent of the Pledgee. To the extent not in contravention of the PRC Laws, the Pledgee may, upon written notice to the Pledgors and the Company, transfer any of its rights and/or obligations under this Agreement to any third party designated by it.

14.12质权人依照本协议规定对质押的股权行使质权时，由质权人自行确定的担保债务数额，视为本协议项下担保债务数额。

When the Pledgee exercises its right of pledge to the Pledged Equity Interest pursuant to the provisions hereof, the amount of the Secured Liabilities determined by the Pledgee at its own discretion shall be regarded as the conclusive evidence of the Secured Liabilities hereunder.

14.13本协议签署后，各出质人应签署一份委托书（格式见本协议附件“委托书”），授权出质人指定的人根据本协议条款代表出质人签字，行使质权人在本合同项下权利所必需的和所有法律文件。该授权委托书应当交由质权人保管，必要时根据需要，质权人可以随时向政府有关部门提交。

Upon execution of this Agreement, each Pledgor shall sign a Power of Attorney (in the form set out in Appendix hereto, the “Power of Attorney”) to authorize any person designated by the Pledgee to sign on the Pledgors’ behalf according to the terms of this Agreement, any and all legal documents necessary for the exercise of the Pledgee’s rights hereunder. Such Power of Attorney shall be delivered to the Pledgee to keep in custody and, when necessary and as needed, the Pledgee may at any time submit the Power of Attorney to the relevant government authority.

14.14本协议对各方的合法继承人或权利受让人具有约束力。

This Agreement shall be binding upon the legal successors or assigns of the Parties.

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[股权质押协议签署页]

[Signature Page of Equity Pledge Agreement]

以下各方已于文首所载日期和地点签署本协议，以资证明。

IN WITNESS WHEREOF, the following Parties have executed this Agreement on the date and at the place first above written.

股东：

Shareholders:

[WFOE](盖章)：

[WFOE] (Seal)

授权代表(签名)：

Authorized Representative (Signature): ________________________

Name:

_____________________

[    ](盖章)

[    ](Seal)

授权代表(签名)：

Authorized Representative (Signature): _____________________

Name:

附件1：

Appendix 1:

[股东登记册]

股东姓名 Name of Shareholder	出资额/持股比例 Capital Contribution Amount / Shareholding Percentage	股东信息 Information about Shareholders	质押登记 Registration of Pledge
[Name of Shareholders]
[Name of Shareholders]
[Name of Shareholders]
[Name of Shareholders]

附件2：

Appendix 2:

[出资证明书]

Capital Contribution Certificate of [   ]

公司：

Company:

注册日期：

Date of Incorporation:

注册资本：

Registered Capital:

股东：

Shareholder:

身份证号码：

ID Number:

股东出资：

Capital Contributed by Shareholder:

兹证明[ ]已将人民币[ ]向[ ]出资，持有 %股权，并向[WFOE]承诺已实际出资到位。

It is hereby certified that [   ] has contributed RMB ######## to [    ], holding ###% equity interests, and such capital contribution has been pledged to [WFOE]

[    ] (seal)

[    ], 2021

附件3：

Appendix 3:

委托书的格式

Form of Power of Attorney

本人[ ]，特此不可撤销地委托[ ]，身份证号码 [ ]，作为我受委托的代理人，有权执行[WFOE]根据“股权质押协议”行使其权利所必需或有用的所有法律文件，并完成向工商当局登记有关股权质押的所有程序。

I, [    ], hereby irrevocably entrust [    ] ID Card No. [***], as my entrusted agent, with the power and authority to execute all legal documents necessary or useful for [WFOE] to exercise its rights under the Equity Pledge Agreement, and complete all procedures for registration with industrial and commercial authorities with respect to the Equity Pledge.

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(No Body Text Below)

签署：
Signature:
日期：
Date: